SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 16, 2005

                             COLUMBIA BAKERIES, INC.
             (Exact name of Registrant as specified in its Charter)


             Nevada                         0-26701                 88-040687
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)



                               319 Clematis Street
                                    Suite 211
                            West Palm Beach FL 33401
               (Address of principal executive offices) (Zip Code)

                                 (561) 366-9211
              (Registrant's telephone number, including area code)


                 294 Valley Road, Middletown, Rhode Island 02842
          (Former name or former address, if changed since last report)


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ITEM  1.03.  BANKRUPTCY OR RECEIVERSHIP

On February 16th, 2005, Columbia Bakeries, Inc. filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Palm Beach, Florida (the "Bankruptcy Court"), In re Columbia Bakeries, Inc., Case No. 05-30633.

Columbia Bakeries, Inc. will continue to operate its business as a "debtor in possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned duly authorized.


                              COLUMBIA BAKERIES, INC.


                             /s/ C. Frank Speight
                                 ----------------
                                 C. Frank Speight
                                 Principal Executive Officer

                             Date: February 24, 2005